SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2001



                                 FIBERCORE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Nevada                        000-21823                     87-0445729
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(STATE OR OTHER            (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
INCORPORATION)



           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900



                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.

      FiberCore, Inc. is amending its audited financial statements and related items (see below) as originally reported in its 2001 Annual Report on Form 10-K to reflect the following additional disclosures in connection with Transitional pro forma disclosures in the Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" adopted January 1, 2002.



      EXHIBIT NUMBER    DESCRIPTION

      Exhibit 23.1      Independent Auditors' consent dated May 29, 2002.

      Exhibit 99.1 Consolidated Financial Statements of FiberCore, Inc. and subsidiaries for the year ended December 31, 2001.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.



                                       By:  /s/  Robert P. Lobban
                                            ------------------------------------
                                            Name:  Robert P. Lobban
                                            Title: Chief Financial Officer

Date:  May 29, 2002